N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a
Real people. Real results. ®
Kendle
At the Forefront of New Opportunity
Wachovia 2008 Healthcare Conference
January 30, 2008
Exhibit 99.1

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Safe Harbor
Information herein contains forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses and consolidation within the industry and other factors described in the Company’s filings with the Securities and Exchange
Commission.

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Phase I-IV Clinical Development Focus
Global Clinical
Development
Global Clinical
Development
Global
Regulatory Affairs
Global
Biometrics
Global Late
Phase
Early Stage Late Stage
• Phase I  -
Bioequivalence
• Phase I –
Clinical
Pharmacology
• Phase II–III
• Resourcing (EU)
• Regulatory
Consulting &
Submissions
• Clinical Quality
Assurance
• Pharmacovigilance
and Safety
• Medical Writing
• Clinical Trial
Regulatory
• Document
Management
• Investigator Contracts
• Data
Management
• Biostatistics
• Scientific
Programming
• Phase IIIB/IV
• Registries:
Pregnancy,
Product and
Disease
• Health
Economics and
Outcomes
Research
• Pharmaco-
epidemiology
• Scientific
Events and
Medical
Education
Medical Affairs

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Key Market Opportunities
Early Stage Opportunity
Mega Trials Growth

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Early Stage Opportunity
•
Preclinical/Phase I growth
•
Generics
– Bioequivalence
– Biosimilars
•
New experienced leadership

Kendle

2-yr moving avg & 3-month moving avg; May year-end
11.7% 3-year CAGR
26.7% y/y growth
1,300
1,250
1,200
1,150
1,100
1,050
1,000
950
900
850
800
750
700
650
600
550
500
1,380
1,355
1,330
1,305
1,280
1,255
1,230
1,205
1,180
1,155
1,130
1,105
1,080
1,055
1,030
1,005
980
955
930
905
880
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Preclinical/Phase I Opportunity
Phase I Compounds in Development by Year, Month
Source: Goldman Sachs, Pharmaceutical Services Dec 2007
• Preclinical/Phase I a $8.1 billion
market by 2011

Generic Opportunity
in Billions
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
2004A 2005A 2006A 2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E
Total Base Generic Sales
New Generic Sales

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Source: Merrill Lynch, Generic Perspectives 2008, Jan. 2, 2008
Generic industry
An increasing opportunity for Phase I bioequivalence

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
•
Growth expected as larger number of compounds come off patent
•
Global generics market estimated at $77 billion (2006), or 12% of $643 billion total pharma market
•
EU governments actively encouraging the use of generics
•
Generics growth has increased more than 20% annually for past five years
•
By contrast, sales of branded drugs is rising less than 10% annually
•
Medicare Part D Influence
– 15 of 20 top products-generic (2006)
•
Roughly $30 billion of drug spending over next four years subject to patent expiration
Taking the lead with the generic opportunity
Source: IMS; Business Insights, Future Growth Opportunities in Generics, Nov. 2006
Credit Suisse, Managed Care Initiation, Nov 2006
Drivers of Generic Growth

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Biosimilars
•
Huge market potential
– US biotech market >$40 billion
– Global biosimilars >$10 billion by 2010
•
Biotech products expensive
•
Push by payers and patients for access
•
End of data / market exclusivity and patent protection
•
Kendle has biotech, toxicology and clinical development expertise

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Kendle advantages for Biosimilars
•
Biotech expertise – global
– Considerable experience of designing comparability programmes following manufacturing changes
•
Toxicology expertise – global
– Knowledge of requirements for acceptable non-clinical packages
•
Clinical expertise – global
– Experience of designing clinical development programmes
– Operational expertise in running clinical studies
– Phase I units (Morgantown & Utrecht)
•
Registered a biosimilar in Australia

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Phase I leadership
•
Improve productivity of existing Phase I units
•
Successful expansion of customer base in Morgantown
•
Business development cycle
•
Acquisition strategy
Expand early stage capabilities

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Mega trial delivery
Strong project leadership for large global trials
Geographic reach over five regions
Efficiency and productivity through technology
Workforce needs

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Global Locations
North America
•
Ann Arbor, MI
•
Chicago, IL
•
Cincinnati, OH
•
Cranford, NJ
•
Durham, NC
•
Los Angeles, CA
•
Morgantown, WV
•
Old Lyme, CT
•
Rockville, MD
•
Wilmington, NC
Europe
•
Belgium
•
Bulgaria
•
Czech Republic
•
England
•
France
•
Germany
•
Israel
Asia / Pacific
•
Australia
•
China
•
India
•
Italy
•
Netherlands
•
Poland
•
Romania
•
Russia
•
Scotland
•
Spain
•
Sweden
Africa
•
South Africa
Latin America
• Argentina
• Brazil
• Chile
• Colombia
• Mexico
• Peru

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Patient Access
Rest-of-
World 9%
Europe
23%
Asia/Pacific
8%
U.S.
60%
Source: Jefferies, CRO Survey, March 2007
U.S.
40%
Asia/Pacific
19%
Europe
25%
Rest-of-World
16%
Allocation of development spending by
global region – current
Expected development spending
allocation by 2010; significant increase
in A/P, ROW

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Enhanced Structure 2007
Driving Global Presence
Latin America grows from 3% of
total revenue 2006 to 5% of total
revenue in Q3 YTD 2007
5%
Q3 YTD 2007
3%
2006
Revenue moves away from US into
global markets with a shift from 55%
in 2006 to 50% in Q3 YTD 2007
55% 50%
Q3 YTD 2007 2006

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Asia/Pacific leadership and expansion
•
New experienced leadership
•
Attractive growth projections
•
Establish A/P regional office, build regional team, expand presence
•
Deliver on current projects and commitments

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Trial Leadership
•
Project leadership around global core standards, executed with local understanding
•
Centralized organization with global reach and local expertise
Global business execution

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Technology
•
Electronic Data Capture
– Adaptive Trial Design
•
Enterprise Resource Planning System Implementation
Increase efficiency and productivity

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 19 Real people. Real results. ® Financial Profile

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Four-Year Financial History
-$0.10
$0.27
$0.78
$0.93
$0
$0
$0
$0
$1
$1
$1
2003 2004 2005 2006
1.40%
3.90%
8.50%
10.00%
$0
$0
$0
$0
$0
$0
$0
2003 2004 2005 2006
$9,361
$19,176
$36,301
$45,348
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
2003 2004 2005 2006
REVENUE EPS – Pro forma *
OPERATING MARGIN – Pro forma ** ADJUSTED EBITDA *
*Pro forma EPS and Adjusted EBITDA excludes in 2006 the impairment charge on a customer relationship asset; in 2005 the reversal of the valuation allowance and write off of deferred state income taxes; and in 2003 the impairment charge  to reduce the value of KendleWits
** Operating Margin – Pro forma excludes in 2006 the impairment charge on a customer relationship asset
$156,221
$172,888
$202,032
$283,471
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
2003 2004 2005 2006

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Strong Growth in Net Sales
2004
70
+32%
67
-5%
2005
79
+27%
+78%
141
*
*Includes acquisition of Charles River Laboratories Clinical Services as of Aug. 16, 2006.
2006
77
+22%
+92%
148
2003
+29%
66
78
+18%
136
+74%
152
+127%
2007
38
+9%
21
-56%
36
-12%
53
+36%
51
+34%
53
+150%
62
+71%
63
+19%
168
+19%
*

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
*Includes acquisition of Charles River Laboratories Clinical Services as of Aug. 16, 2006.
+105%
2004 2007 2003
190
256
+32%
342
+34%
273
+33%
350
+28%
2005
300
+33%
+97%
590
*
323
+35%
700
+104%
659
+117%
758
2006
225
194
+5%
-7%
-9%
-5%
+2%
+18%
+32%
+31%
174 170
183
206
240
Strong Growth in Backlog
+41%
831

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Growth in Revenues
* Peer Group includes PPD, Parexel, PRA and ICON.
**Includes acquisition of Charles River Laboratories Clinical Services as of Aug. 16, 2006.
21.2%
10.6% 10.7%
25.3%
2004 2005
13.6%
16.8%
18.9%
40.3%
2006
**
19.1%
59.7%
Q1 2007
21.1%
Peer
Group*
Kendle Peer
Group*
Kendle Peer
Group*
Kendle Peer
Group*
Kendle Peer
Group*
Kendle
57.5%
Q2 2007
21.8%
Peer
Group*
Kendle
Q3 2007
33.0%

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Operating Margin Comparison
*Peer Group includes PPD, Parexel, PRA and ICON. Note: PRA is excluded from Q3 2007, as they have not publicly released Q3 earnings.
** Pro forma operating margin for full year 2006 excludes charges for stock option expense in accordance with FAS 123R, amortization of acquired intangibles, other acquisition costs and severance costs, as well as an impairment charge on a customer relationship asset.
*** Pro forma operating margin for Q1 2007 and Q2 2007 excludes charges for the amortization of acquired intangibles.  Q3 2007 also excludes the write-off of deferred financing fees related to the Company’s term debt associated with the CRL CS acquisition.
2006
13.9%
12.0% **
7.1%
2004
13.4%
3.9%
2005
14.1%
8.5%
14.2%***
Q1  2007
13.1%
13.2%
Peer
Group*
Kendle Peer
Group*
Kendle Kendle Peer
Group*
Peer
Group*
Kendle Peer
Group*
Kendle
Q2  2007
12.2%***
13.2%
11.1%
Peer
Group*
Kendle
Q3  2007
15.2%***
14.2%
12.5%

N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Reconciliation of Non-GAAP Data
2003 2006
Amounts in Millions
*  Non Cash Adjustments represent for 2006 the impairment charge on a customer relationship asset; for 2005 the reversal of the valuation allowance and write off of deferred state income taxes; and for 2003 the impairment charge  to reduce the value of KendleWits
TWELVE MONTHS ENDED DEC. 31,
2004 2005
NET INCOME
INCOME TAXES
INTEREST EXPENSE
INTEREST INCOME
DEPRECIATION & AMORTIZATION
NON CASH ADJUSTMENTS*
ADJUSTED EBITDA
$(1,690)
884
1,039
(334)
9,057
405
$9,361
$3,572
6,053
776
(400)
9,175
0
$19,176
$10,674
17,815
460
(1,019)
7,991
380
$36,301
$8,530
13,373
6,781
(1,939)
10,403
8,200
$45,348

Real people. Real results. ®